[PHOTO]
                                                                Mario J. Gabelli

The
Gabelli
Global
Convertible
Securities
Fund

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1996

Gabelli Global Series Funds, Inc.

The Gabelli Global
Convertible Securities Fund

Annual Report - December 31, 1996

                                                                       [PHOTO]
                                                                    Hart Woodson

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                Quarter
                                  --------------------------------
                                  1st        2nd      3rd      4th      Year
                                  ---        ---      ---      ---      ----
1996: Net Asset Value ........  $11.34     $11.55   $11.41   $10.18    $10.18
      Total Return ...........    5.1%       1.9%    (1.2)%   (0.3)%     5.5%
--------------------------------------------------------------------------------
1995: Net Asset Value ........  $10.09     $10.64   $11.05   $10.79    $10.79
      Total Return ...........    1.6%       5.5%     3.9%     1.2%     12.6%
--------------------------------------------------------------------------------
1994: Net Asset Value ........  $10.38     $10.37   $10.64   $ 9.93    $ 9.93
      Total Return ...........    3.8%(b)   (0.1)%    2.6%    (5.2)%     0.9%(b)
--------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1996 (a)
----------------------------------------------

1 Year ........................    5.5%
Life of Fund (b) ..............    6.4%
----------------------------------------------

                    Dividend History
---------------------------------------------------------
Payment (ex) Date    Rate Per Share    Reinvestment Price
-----------------    --------------    ------------------
December 31, 1996        $1.200              $10.18
December 29, 1995        $0.393              $10.79
December 30, 1994        $0.160              $ 9.93

(a) Average annual and total returns reflect changes in share price, reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 3, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

To Our Shareholders:

      In the fourth quarter of 1996, The Gabelli Global Convertible Securities Fund's share price decreased 0.3% from $11.41 on September 30, 1996, to an adjusted net asset value of $10.18 on December 31, 1996 which reflects the $1.20 dividend paid on December 31, 1996. The Fund's total return was 5.5% for the year ended December 31, 1996. Global convertible markets, measured by the Jefferies Global Convertible Bond Index, returned 3.7% for the fourth quarter and 12.0% for the year. Since its inception on February 3, 1994 through December 31, 1996, the Fund has achieved a 19.8% total return. This equates to an average annual return of 6.4%. The Jefferies Index will be discontinued as of December 31, 1996. Consequently, we are considering other global convertible benchmarks such as the Merrill Lynch Global 300 Convertible Index against which to compare our Fund's performance henceforth. The Merrill Index better represents the capitalization and geographic distribution of the global convertible universe. The Merrill Index increased 0.6% in the fourth quarter and 2.7% for the year. Strong gains in most of the world's equity markets were offset by protracted weakness in Japanese stocks and continued strength in the U.S. dollar. For 1997, we expect international markets to outperform the U.S. markets.

Comparison of Change in Value of a $10,000 Investment in the Gabelli Global Convertible Securities Fund, The Jefferies Global Convertible Index and the Lipper Analytical Services Convertible Securities Fund Index

  [The following table was represented as a line graph in the printed material]


              Lipper Analytical          Gabelli Global
           Convertible Securities    Convertible Securities     Jefferies Global
                 Fund Index                  Fund              Convertible Index
                 ----------                  ----              -----------------

  2/3/94           $10,000                  $10,000                 $10,000
12/31/94           $ 9,324                  $10,090                 $ 9,694
12/31/95           $11,262                  $11,360                 $10,731
12/31/96           $12,940                  $11,985*                $12,019

* Past performance is not predictive of future performance.

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve an above-average rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the pick-up in industrial demand.

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

      As of January 1997, the total capitalization of the global convertible market was $375 billion. The market contracted from about $400 billion six months ago due to the weakness of the yen versus the dollar. The U.S. convertible market remained effectively flat as redemptions or calls offset new issue activity. Europe expanded with the help of increased activity from Germany. Asia continued to show strong growth.

Commentary: 1996 and the Year Ahead

       The year ahead may well be challenging for investors, not because of threatening economic conditions, but rather because of what U.S. Federal Reserve Chairman Alan Greenspan now so famously depicted as "irrational exuberance". We see little risk of sharply higher interest rates or recession. Many equity markets reached record highs in 1996, and valuations appear stretched. This is most evident in the U.S. market where the S&P 500 Index gained 65 percent over the last two years, far exceeding its long-term annual average. The dividend yield, at under 2 percent, is the lowest this century. And the Tobin's Q ratio, which measures the market value of assets relative to their replacement cost, is the highest ever recorded. Shrinking supply and strong demand also helped propel U.S. equity prices higher. Corporate mergers around the world surged 25 percent last year to $1.04 trillion. Meanwhile, inflows into U.S. equity mutual funds increased 73 percent to over $220 billion.

       As long as these trends continue, financial assets should do well. The catalyst for a correction could be stronger than expected economic growth, which would trigger higher interest rates; increased wage rates, which would cool corporate profit margins; or higher oil prices. In the U.S., we believe 1997 will be a stock picker's market favoring small to mid cap stocks in industries which are in sustainable long-term earnings uptrends (e.g. aerospace) or undergoing corporate restructurings.

       Internationally, we see particular value in Latin America and Asia ex-Japan with room for additional gains in Europe. In Latin America, GDP growth is expected to increase to 4.1% from an estimated 3.3% in 1996. Inflation is expected to fall from 16.2% to 10.4%. Valuations are not expensive either when compared to history or other markets (see table below). Sectors we favor include real estate (e.g. IRSA) and telecommunications (e.g. Nortel).

                                     1997 P/E      P/Cash         P/BV
                                     --------      ------         ----
      Emerging Asia                   16.5          10.7          2.4
      Latin America                   11.9           6.4          0.9
      USA                             17.4          10.6          3.4
      UK                              13.9           9.7          2.7
      Germany                         18.5           7.0          2.5
      France                          17.4          10.4          1.8
      Source:  SBC Warburg

       In Japan, the only major market to fall last year, we expect 3% GDP growth in 1997. However, despite record low interest rates, tighter fiscal policy may dampen a stock market recovery. We favor beneficiaries of the weaker yen (e.g. Sony) and forthcoming cyclical recovery (e.g. Mori Seiki, Kawasaki Heavy). In the rest of Asia, we believe interest rates are poised to fall and that export growth will resume. This will favor property developers (e.g. Sino Land, Metro Pacific) and financials (e.g.
Metro Bank).

       Finally, Europe will continue to enjoy low interest rates in order to offset the fiscal tightening required to achieve monetary union in 1999. The move toward corporate restructuring and the concept of unlocking shareholder value will add a tailwind to European equities.

THE PORTFOLIO

Global Allocation

      The chart at the right represents the Fund's holdings by geographic region on December 31, 1996. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

  [The following table was represented as a pie graph in the printed material]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/96

                        Asia/Pacific Rim            28.6%

                        Europe                      15.5%

                        Japan                       10.7%

                        Latin America                5.8%

                        Other                        4.6%

                        United States               34.8%

Let's Talk Converts

Finaxa (Sub Deb. Conv. 3.00% 01/01/01) is the holding company for French insurer Axa S.A. Axa, after its merger with UAP, is the second-largest insurance company in the world with diversified interests throughout Europe, North America and Asia. Axa markets life and non-life insurance products under its own name in Germany, Belgium, Canada, Spain, the U.K., Italy and France. In the U.S., Axa owns 60.4% of Equitable Cos. Inc., which is the eighth-largest U.S. life insurer and the parent company of Donaldson Lufkin & Jenrette, a leading integrated investment bank. Axa's recent 51% acquisition of National Mutual, Australia's second-largest life insurance company, complements the aggressive Asian expansion plan that has been set forth by management.

       The French Franc denominated bond is an attractive alternative to the stock. At a price of $122.26 it sells at an 18% premium. At a spread of 35 basis points over the equivalent maturity French government treasury note, the convertible has an estimated straight bond value of $114.00, or only a 7% downside risk from its current price.

Granite Broadcasting Company ($1.938 Conv. Pfd.) is a TV broadcaster which owns or operates eleven network-affiliated stations. Founded in 1988, the company is well-diversified both geographically and by affiliation, reaching 8% of U.S. TV households. The company recently made its largest acquisition in Detroit, which is the nation's ninth-largest television market. The company's strategy is to excel in its local news operations drawing high quality audiences which are attractive to advertisers. Selling at just over 9.5 times 1997 estimated broadcasting cash flow of $76 million, we think the stock is about 50% undervalued when compared to its peers.

      With the stock at $10.625, the convertible preferred ($56.50) is an attractive way to own the common. The low 6.35% premium and long call protection until December 1998 assures strong upside participation with the common stock. Meanwhile, the preferred enjoys a 3.45% current yield versus the dividendless common.

International CableTel Incorporated (7.25% Conv. Sub. Notes Due 4/15/05) develops and operates cable/telephony systems in the United Kingdom. By acquiring National Transcommunication Limited, which owns both a TV transmission network and a phone network, ICTL will be able to bypass fees charged by British Telecommunications plc for carrying phone calls to and from its telephone network, thereby improving operating margins.

      With the stock at $25.25, the convertible notes ($107.75) have a current yield of 6.73% versus the dividendless common stock. They offer strong participation with the stock because of the low 17.6% premium and good call protection until April 1998.

Metrobank International Finance Ltd. (Deb. Cv. 2.75% 9/10/00) is the Philippines' biggest and fastest-growing private universal bank. Because of its dominance, Metrobank is the institution most capable of financing the expanding Philippine economy. Management's goal for the next five years is to make Metrobank the biggest and most profitable bank in the Southeast Asian region. The bank is expected to increase earnings at a compounded annual growth rate of 39% in 1996 to 1998.

      The bond, currently trading at $131.00 with a 2.1% yield and a 5.73% discount gives investors an opportunity to participate in the equity's upside performance while receiving a 1.55% yield advantage over the common.

Minimum Initial Investment - $1,000

      The minimum initial investment will be $1,000 until the Fund has grown to over $100,000,000 in assets under management, at which time the minimum will increase to $25,000 for new investors. There is no initial minimum investment for accounts established through our Automatic Investment Plan. Shares of the Fund are being offered at no load. Furthermore, The Gabelli Global Convertible Securities Fund and many of our other Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

      The future for global convertible investing promises to be rewarding. We appreciate your confidence in our investment abilities and promise to continue working to find the best investment opportunities in the world.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GAGCX. Please call us during the day for further information.

      We thank you for your investment with us and will strive to achieve our shared investment objective of strong risk-adjusted returns.

                                        Sincerely,

                                        /s/ Hart Woodson

                                        A. Hartswell Woodson, III
                                        Vice President and Portfolio Manager
February 3, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1996

   Tele 2000 S.A.                              Metro Pacific Capital Ltd.
   Liberty Property Trust                      Michelin France
   Finaxa                                      Far Eastern Department Stores Co.
   Security Capital Pacific Trust              British Airport Authority plc
   International CableTel Incorporated         Mahindra & Mahindra
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- December 31, 1996
================================================================================

       Principal                                                    Market
         Amount                                         Cost         Value
         ------                                         ----         -----

                    CONVERTIBLE SECURITIES -- 94.03%

                    CONVERTIBLE CORPORATE BONDS -- 74.92%
                    AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.86%
    $   250,000     Mahindra & Mahindra
                     5.00%, 07/09/01.............   $   250,427   $   258,750
      1,147,500(a)  Michelin France Sub. Deb. Cv.
                     2.50%, 01/01/01.............       227,991       264,451
                                                    -----------   -----------
                                                        478,418       523,201
                                                    -----------   -----------

                    BUILDING AND CONSTRUCTION -- 4.05%
        250,000     Bacnotan Consolidated Sub.
                     Deb. Cv.5.50%, 06/21/04.....       246,787       217,500
        100,000     New World Infrastructure
                     Ltd. Sub. Deb. Cv.
                     5.00%, 07/15/01(e)..........       100,000       118,350
        200,000     Tipco Asphalt Co.
                     2.75%, 09/19/06(e)..........       200,000       211,500
                                                    -----------   -----------
                                                        546,787       547,350
                                                    -----------   -----------

                    CABLE -- 1.99%
        250,000     International CableTel Incor-
                     porated Sub. Deb. Cv.
                     7.25%, 04/15/05(e)..........       251,725       269,375
                                                    -----------   -----------

                    CONSUMER PRODUCTS -- 5.62%
        150,000     Central Garden and Pet
                     Company
                     6.00%, 11/15/03(e)..........       150,000       150,375
     20,000,000(b)  Matsushita Electric Industrial
                     Co., Ltd.Sub. Deb. Cv.
                     1.30%, 03/29/02.............       224,561       206,569
     20,000,000(b)  Matsushita Electric Work, Ltd.
                     Sub. Deb. Cv.
                     2.70%, 05/31/02.............       239,041       200,864
     20,000,000(b)  Sony Corporation Sub. Deb.
                     Cv 0.15%, 03/30/01..........       198,627       202,939
                                                    -----------   -----------
                                                        812,229       760,747
                                                    -----------   -----------

                    DIVERSIFIED INDUSTRIAL -- 5.42%
     20,000,000(b)  Kawasaki Heavy Industries
                     Ltd. Sub. Deb. Cv. 0.80%,
                     09/28/01....................       213,818       183,232
     10,000,000(b)  Kokusai Electric Co. Ltd.
                     Sub. Deb. Cv. 1.30%,
                     09/30/02....................       110,072        86,863
      1,134,000(a)  La Rochette Deb. Cv.
                     5.00%, 01/01/02.............       195,117       195,954
        100,000     President Enterprises
                     Sub. Deb. Cv. Zero Coupon,
                     07/22/01....................       112,750       150,750


        100,000     PT Eka Gunatama Mandiri
                     Sub. Deb. Cv. 4.00%,
                     10/04/97....................        98,485       116,500
                                                    -----------   -----------
                                                        730,242       733,299
                                                    -----------   -----------

                    ENERGY -- 1.17%
        100,000     Pennzoil Company Sub.
                     Deb. Cv. 6.50%, 01/15/03....       134,332       158,000
                                                    -----------   -----------

                    ENTERTAINMENT -- 1.77%
        250,000     Speedway Motorsports
                     5.75% 09/30/03..............       250,000       238,750
                                                    -----------   -----------

                    FINANCIAL SERVICES -- 6.69%
      1,328,900(a)  Finaxa Sub. Deb. Cv. 3.00%,
                     01/01/01....................       284,502       313,054
        100,000     Metrobank International
                     Finance Ltd. Sub. Deb. Cv.
                     2.75%, 09/10/00.............       100,000       131,000
        250,000     Metro Pacific Capital Ltd.
                     Sub. Deb. Cv. 2.50%,
                     04/11/03....................       276,631       266,250
     20,000,000(b)  Mitsui & Co. Ltd. Sub. Deb.
                     Cv. 1.50%, 03/31/03.........       216,327       195,160
                                                    -----------   -----------
                                                        877,460       905,464
                                                    -----------   -----------

                    HEALTH CARE -- 1.70%
        250,000     TheraTx Inc. Sub. Deb. Cv.
                     8.00%, 02/01/02.............       230,077       229,375
                                                    -----------   -----------

                    INDUSTRIAL EQUIPMENT AND
                    SUPPLIES -- 4.50%
        200,000     Alfa S.A. de C.V. Sub. Deb.
                     Cv. 09/15/00(e).............       201,139       220,250
        200,000     Thermo Electron Corporation
                     Sub. Deb. Cv. 4.25%,
                     01/01/03....................       239,528       235,000
        150,000     U.S. Filter Corp. Sub. Deb.
                     Cv. 4.50%, 12/15/01.........       150,000       153,188
                                                    -----------   -----------
                                                        590,667       608,438
                                                    -----------   -----------

                    METALS AND MINING -- 7.47%
        200,000     Banpu Public Co., Ltd. Sub.
                     Deb. Cv. 2.75%, 04/10/03....       204,657       200,000
        300,000     Hoogovens Groep BV Sub.
                     Deb. Cv. 4.50%, 04/11/01....       186,306       188,889
        150,000     Inco Ltd. Sub. Deb. Cv.
                     5.75%, 07/01/04.............       164,504       183,188
        200,000     Randgold Finance
                     7.00%, 10/03/01(e)..........       200,000       201,000
        250,000     Stillwater Mining Ltd. Sub.
                     Deb. Cv. 7.00%, 05/01/03....       250,000       237,500
                                                    -----------   -----------
                                                      1,005,467     1,010,577
                                                    -----------   -----------

    The accompanying notes are an integral part of the financial statements.

   The Gabelli Global Convertible Securities Fund
   Portfolio of Investments (Continued) -- December 31, 1996
================================================================================

      Principal                                                     Market
        Amount                                          Cost         Value
        ------                                          ----         -----

                    CONVERTIBLE CORPORATE BONDS (continued)
                    PUBLISHING -- 1.55%
    $   250,000     Medya Holding Sub. Deb.
                     Cv. 10.00% 06/28/01.........   $   249,540   $   210,000
                                                    -----------   -----------

                    REAL ESTATE / DEVELOPMENT -- 10.06%
     20,000,000(b)  Heiwa Real Estate Sub.
                     Deb. Cv 2.50%, 03/29/02.....       230,121       181,158
        150,000     Hemaraj Land Development
                     Co. Sub. Deb. Cv. 3.50%,
                     09/09/03....................       151,743       152,550
        250,000     IRSA  4.500%,
                     08/02/03(e).................       250,000       249,063
        250,000     Liberty Property Trust Sub.
                     Deb. Cv. 8.00%, 07/01/01....       250,000       320,938
        100,000     Paliburg International
                     3.50%, 02/06/01(e)..........       104,870       107,500
        200,000     Sino Land Company
                     5.00%, 02/26/01.............       192,774       214,000
        150,000     Tanayong Company Ltd. Sub.
                     Deb. Cv. 3.50%, 03/01/04....       122,958       135,000
                                                    -----------   -----------
                                                      1,302,466     1,360,209
                                                    -----------   -----------

                    RETAIL -- 5.96%
        100,000(c)  ASDA Finance Ltd. Sub.
                     Deb. Cv. 10/21/05...........       155,854       223,118
        250,000     Far Eastern Department Stores
                     Co. Sub. Deb. Cv. 3.00%,
                     07/06/01....................       236,472       263,750
        100,000     Federated Department Stores
                     Deb. Cv. 5.00%, 10/01/03....       100,000       116,375
        200,000     Robinson Department Store
                     Sub. Deb. Cv. 3.25%,
                     07/27/00....................       210,538       203,000
                                                    -----------   -----------
                                                        702,864       806,243
                                                    -----------   -----------

                    TELECOMMUNICATIONS -- 8.51%
        200,000     Scandinavian Broadcasting
                     System SA Sub. Deb. Cv.
                     7.25%, 08/01/05.............       212,602       188,000
        357,000     Tele 2000 S.A. Sub. Deb. Cv.
                     9.75%, 04/14/97(e)..........       349,683       358,785
        250,000     Tele-Communications Inter-
                     national, Inc. 4.50%,
                     02/15/06....................       250,000       189,063
        250,000     Telekom Malaysia Berhad
                     Sub. Deb. Cv. 4.00%,
                     10/03/04....................       243,235       258,375
        150,000     Total Access Communications
                     plc Sub. Deb. Cv. 2.00%,
                     05/31/06....................       147,855       157,313
                                                    -----------   -----------
                                                      1,203,375     1,151,536
                                                    -----------   -----------

       Principal
         Amount                                                     Market
       or Shares                                         Cost        Value
       ---------                                         ----        -----

                    TRANSPORTATION -- 4.60%
        150,000(c)  British Airways plc Sub.
                     Deb. Cv. 5.75%, 03/29/06....   $   230,640   $   260,804
    $   100,000     International Container
                     Terminal Services Sub. Deb.
                     Cv. 5.00%, 09/15/01.........        81,996        94,500
     10,000,000(b)  Nippon Yusen Kabushiki
                     Kaisha Sub. Deb. Cv. 2.00%,
                     09/29/00....................       106,121        94,123
        150,000     Yang Ming Marine Transport
                     Sub. Deb. Cv. 2.00%, .......       154,500       173,250
                                                    -----------   -----------
                                                        573,257       622,677
                                                    -----------   -----------
                    TOTAL CONVERTIBLE
                     CORPORATE BONDS.............     9,938,906    10,135,241
                                                    -----------   -----------

                    CONVERTIBLE PREFERRED STOCKS -- 19.11%

                    BROADCASTING -- 2.09%
          2,000     Granite Broadcasting
                     Company Pfd.................       110,500       113,000
         20,000     Triathlon Broadcasting Co. Pfd.     210,000       170,000
                                                    -----------   -----------
                                                        320,500       283,000
                                                    -----------   -----------

                    CABLE -- 0.83%
          5,500     Cablevision Systems Corpo-
                     ration Pfd..................       153,275       112,750
                                                    -----------   -----------

                    CHEMICALS -- 0.79%
          5,000     Atlantic Richfield Company...       123,750       107,500
                                                    -----------   -----------

                    ENERGY -- 1.96%
          5,000     Enron Corporation Pfd........       120,250       120,000
          2,500     Valero Energy Corp...........       117,962       144,375
                                                    -----------   -----------
                                                        238,212       264,375
                                                    -----------   -----------

                    FINANCIAL SERVICES -- 2.43%
          2,500     Ahmanson (H.F.) & Co. Pfd. D.       102,650       174,375
          3,000     Banco Comercial Portugues,
                     SA..........................       153,150       154,875
                                                    -----------   -----------
                                                        255,800       329,250
                                                    -----------   -----------

                    INDUSTRIAL EQUIPMENT & SUPPLIES -- 2.37%
            800     Case Corp. Pfd. A............       105,400       106,928
         11,000     Cooper Industries, Inc. 6%,
                     Cv. Pfd.....................       180,612       213,125
                                                    -----------   -----------
                                                        286,012       320,053
                                                    -----------   -----------

                    METALS AND MINING -- 1.66%
         10,000     Durban Roodeport Deep,
                     Ltd. Pfd....................        90,761        85,507
          5,000     Freeport-McMoRan Copper &
                     Gold Inc. 7% Cv. Pfd........       141,237       138,750
                                                    -----------   -----------
                                                        231,998       224,257
                                                    -----------   -----------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- December 31, 1996
================================================================================

                                                                    Market
         Shares                                          Cost        Value
         ------                                          ----        -----

                    CONVERTIBLE PREFERRED STOCKS (continued)
                    REAL ESTATE / DEVELOPMENT -- 2.04%
          9,000     Security Capital Pacific Trust
                     Pfd. Ser. A.................   $   189,439   $   275,625
                                                    -----------   -----------

                    PRINTING & PUBLISHING -- 0.84%
          2,000     Golden Books Financial Trust.       100,000       113,500
                                                    -----------   -----------

                    TELECOMMUNICATIONS -- 4.10%
          3,000     Globalstar Telecommuni-
                     cations 6.5% Cv. Pfd.(e)....       150,000       167,250
          2,000     MFS Communications,
                     Inc. Pfd....................        67,000       182,500
          5,000     Nortel Inversora SA Pfd......       210,000       205,000
                                                    -----------   -----------
                                                        427,000       554,750
                                                    -----------   -----------

                    TOTAL CONVERTIBLE
                     PREFERRED STOCKS............     2,325,986     2,585,060
                                                    -----------   -----------

                    COMMON STOCKS -- 2.90%

                    ADVERTISING -- 0.36%
            700     Havas........................        51,065        49,094
                                                    -----------   -----------

                    REAL ESTATE DEVELOPMENT -- 0.78%
         19,700     Hemaraj Land Dev Co..........        98,215        89,860
         35,000     Tanayong Co. Ltd.............        51,599        15,351
                                                    -----------   -----------
                                                        149,814       105,211
                                                    -----------   -----------

                    SPECIALTY CHEMICALS -- 0.72%
          2,500     IMC Global Inc...............        96,062        97,813
                                                    -----------   -----------

                    TELECOMMUNICATIONS -- 1.04%
          5,000(d)  Rogers Cantel Mobile Commun-
                     ications, Inc. Cl. B........        51,883        36,830
          2,000     Rogers Communications,
                     Inc. Cl. B..................        14,225        14,250
         13,000     Total Access Communications,
                     plc.........................       100,100        89,700
                                                    -----------   -----------
                                                        166,208       140,780
                                                    -----------   -----------

                    TOTAL COMMON STOCKS..........       463,149       392,898
                                                    -----------   -----------

                    WARRANTS -- 0.68%

                    DIVERSIFIED INDUSTRIAL -- 0.52%
            500     Cosmo Oil Warrants+..........        81,250        12,750
            100     Fujikura Warrants+...........        42,500        36,250
            100     Mori Seki Warrants+..........        60,000        21,250
                                                    -----------   -----------
                                                        183,750        70,250
                                                    -----------   -----------

                    ENTERTAINMENT -- 0.16%
             50     Shochiku Warrant+............        53,125        21,250
                                                    -----------   -----------

                    TOTAL WARRANTS...............       236,875        91,500
                                                    -----------   -----------

      Principal                                                     Market
        Amount                                          Cost         Value
        ------                                          ----         -----

                    U.S. GOVERNMENT OBLIGATIONS -- 0.74%
    $   100,000     U.S. Treasury Bills, 4.84%
                     Due 02/13/97................   $    99,422   $    99,422
                                                    -----------   -----------

                    TOTAL U.S. GOVERNMENT
                     OBLIGATIONS.................        99,422        99,422
                                                    -----------   -----------

                    TOTAL INVESTMENTS
                     -- 98.35%...................   $13,064,338*  $13,304,121
                                                    ===========

                    Cash and Other Assets,
                     less Liabilities -- 1.65%...                     222,559
                                                                  -----------

                    NET ASSETS -- 100.00%
                     (1,328,923 shares
                      outstanding)...............                 $13,526,680
                                                                  ===========

                    Net Asset Value and
                     Redemption Price
                     Per Share...................                      $10.18
                                                                  ===========

      Number of
      Contracts                                         Cost         Value
      ---------                                         ----         -----
                    PUT OPTIONS
             50     S & P 500
                    January 1997-$740.00 ........       $75,150       $57,500
                                                    -----------   -----------
                    TOTAL PUT OPTIONS ...........       $75,150       $57,500
                                                    ===========   ===========

                                                      Premiums
                                                      Received       Value
                                                      --------       -----
                    PUT OPTIONS WRITTEN
             50     S & P 500
                    January 1997-$730.00.........       $58,598       $40,000
                                                    -----------   -----------

                    TOTAL PUT OPTIONS
                     WRITTEN.....................       $58,598       $40,000
                                                    ===========   ===========

----------
(a) --  Principal amount denoted in French Francs.
(b) --  Principal amount denoted in Japanese Yen.
(c) --  Principal amount denoted in British Pounds.
(d) --  Principal amount denoted in Canadian Dollar.
(e) -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, Rule 144A securities amounted to $1,945,948 or 14.39% of net assets.
+   --  Non-income producing security.
*   For Federal Income Tax purposes:

       Aggregate cost ......................   $13,064,338
                                               ===========

       Gross unrealized appreciation .......   $   965,902

       Gross unrealized depreciation .......      (726,119)
                                               -----------

       Net unrealized appreciation .........   $   239,783
                                               ===========

    The accompanying notes are an integral part of the financial statements.

                 The Gabelli Global Convertible Securities Fund

Statement of Assets and Liabilities
December 31, 1996
================================================================================
Assets:
   Investments in securities, at value
     (Cost $13,064,338) .........................................  $ 13,304,121
   Options purchased, at value (Cost $75,150) ...................        57,500
   Receivable for Fund shares sold ..............................         2,600
   Receivable for investments sold ..............................       289,706
   Dividends and interest receivable ............................       157,059
   Deferred organizational expenses .............................        27,127
                                                                   ------------
     Total Assets ...............................................    13,838,113
                                                                   ------------
Liabilities:
   Payable to Advisor ...........................................        11,863
   Payable to Custodian .........................................         1,264
   Payable for distribution fees ................................         2,624
   Payable for Fund shares redeemed .............................       102,053
   Dividends payable ............................................        96,992
   Options written, at value
     (Premiums received: $58,598) ...............................        40,000
   Other accrued expenses .......................................        56,637
                                                                   ------------
     Total liabilities ..........................................       311,433
                                                                   ------------
     Net assets (applicable to 1,328,923
       shares outstanding) ......................................  $ 13,526,680
                                                                   ============
     Net asset value and redemption
       price per share ..........................................        $10.18
                                                                         ======
Net Assets Consist of:
   Capital Stock, at par value ..................................  $      1,329
   Additional paid-in capital ...................................    13,415,496
   Distributions in excess of net investment income .............      (235,385)
   Accumulated net realized gain on
investments .....................................................       117,768
   Net unrealized appreciation on
   investments and assets and liabilities
denominated in foreign currencies ...............................       227,472
                                                                   ------------
     Net Assets .................................................  $ 13,526,680
                                                                   ============

Statement of Operations
For the Year Ended December 31, 1996
================================================================================
Income:
   Interest (net of foreign taxes of $1,957) .....................  $   551,207
   Dividends (net of foreign taxes of $267) ......................      164,610
                                                                    -----------
     Total Income ................................................      715,817
                                                                    -----------
Expenses:
   Investment advisory fees ......................................      156,876
   Transfer and shareholder servicing agent ......................       61,320
   Distribution expenses .........................................       39,227
   Legal and audit fees ..........................................       35,322
   Printing and mailing ..........................................       19,788
   Amortization of organization expenses .........................       13,027
   Custodian fees and expenses ...................................       12,272
   Registration fees .............................................       11,929
   Directors' fees ...............................................        5,831
   Miscellaneous .................................................       12,561
                                                                    -----------
     Total Expenses ..............................................      368,153
                                                                    -----------
   Net investment income .........................................      347,664
                                                                    -----------
Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign
Currency Transactions:
   Net realized gain on investments ..............................    1,105,102
   Net change in unrealized appreciation .........................     (606,409)
                                                                    -----------
     Net gain on investments .....................................      498,693
                                                                    -----------
Net increase in net assets resulting from
   operations ....................................................  $   846,357
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                                       Year Ended December 31,
                                                                        1996           1995
                                                                    ------------   ------------
Increase in Net Assets:
   Net Investment Income ........................................   $    347,664   $    493,628
   Net realized gain (loss) on investments ......................      1,105,102        (28,739)
   Net change in unrealized appreciation ........................       (606,409)     1,630,775
                                                                    ------------   ------------
   Net increase in net assets resulting from operations..........        846,357      2,095,664
                                                                    ------------   ------------
Distributions to shareholders from:
   Net investment income ........................................       (347,664)      (493,628)
   Distributions in excess of net investment income .............       (170,846)       (62,592)
   Net realized gain ............................................       (928,495)          --
                                                                    ------------   ------------
                                                                      (1,447,005)      (556,220)
                                                                    ------------   ------------
   Share transactions -- net ....................................     (1,614,764)    (1,370,857)
                                                                    ------------   ------------
     Net increase (decrease) in net assets ......................     (2,215,412)       168,587
Net Assets:
   Beginning of period ..........................................     15,742,092     15,573,505
                                                                    ------------   ------------
   End of period ................................................   $ 13,526,680   $ 15,742,092
                                                                    ============   ============

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The objective of The Gabelli Global Convertible Securities Fund (the "Fund") is to obtain a high rate of total return. The Fund is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), incorporated in Maryland on July 16, 1993. The Fund is a no-load, open-end, non-diversified management investment company and one of five separately managed portfolios of the Corporation. The Fund commenced investment operations on February 3, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

At December 31, 1996, the Fund had sold short the following forward foreign currency contracts:

     Amount/Currency         Settlement Dates       Value       Unrealized Loss
     ---------------         ----------------    ----------     ---------------
3,890,750  French Franc      5/30/97; 6/11/97    $  756,654        $    7,515
  300,000  British Pound          5/30/97           511,800             6,570
                                                 ----------        ----------
                                                 $1,268,454        $   14,085
                                                 ==========        ==========

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. Capital Stock Transactions. The Articles of Incorporation, dated July 16, 1993, permit the Fund to issue 200,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                                       Year ended December 31,
                                                         -----------------------------------------------
                                                                 1996                     1995
                                                         ----------------------   ----------------------
                                                          Shares      Amount       Shares      Amount
                                                         --------   -----------   --------   -----------
Shares sold ...........................................   211,765   $ 2,394,898    464,817   $ 4,735,331
Shares issued upon reinvestment of dividends...........   132,658     1,350,457     48,399       522,244
Shares redeemed .......................................  (474,195)   (5,360,119)  (623,259)   (6,628,434)
                                                         --------   -----------   --------   -----------
Net decrease ..........................................  (129,772)  $(1,614,764)  (110,043)  $(1,370,859)
                                                         ========   ===========   ========   ===========

Purchases and Sales of Securities. Purchases and sales of securities for the six months ended December 31, 1996, other than U.S. government obligations and short-term securities, aggregated $18,814,544 and $21,027,224, respectively.

Options. The Fund may purchase or write call or put options on securities or indices. During the year ended December 31, 1996, the Fund utilized put options to hedge the value of the Fund's portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premiums, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. Transactions in written put options and purchased put options for the year ended December 31, 1996:

                                                       Written Put Options      Purchased Put Options
                                                       --------------------     --------------------
                                                       Number of                Number of
                                                       Contracts    Premium     Contracts    Premium
                                                       ---------    -------     ---------    -------
Options outstanding at January 1, 1996 .............       50      $  20,099        50      $  39,525
Options opened .....................................      910        541,272       980        913,957
Options closed .....................................     (390)      (244,341)     (520)      (501,640)
Options expired ....................................     (520)      (258,432)     (460)      (376,692)
                                                         ----      ---------      ----      ---------
Options outstanding at December 31, 1996............       50      $  58,598        50      $  75,150
                                                         ====      =========      ====      =========

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during the year ended December 31, 1996.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it acquired on September 30, 1993 are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended December 31, 1996, the Fund has incurred distribution costs of $39,227, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc. of $274,017, which are in excess of the 0.25% limitation, may be recovered from the Fund in future periods, subject to such limitation.

7. Transactions with Affiliates. The Fund paid brokerage commissions during the year ended December 31, 1996 of $50 to Gabelli & Company, Inc.

The Gabelli Global Convertible Securities Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                February 3, 1994
                                                    Year Ended December 31,     (Commencement of
                                                     ---------------------     Operations) Through
                                                      1996          1995        December 31, 1994
                                                     -------       -------      -----------------
Operating Performance:
        Net asset value, beginning of period ...     $ 10.79       $  9.93           $ 10.00
                                                     -------       -------           -------
        Net investment income ..................        0.43          0.39              0.16
        Net realized and unrealized gain
          on securities ........................        0.16           .86             (0.07)
                                                     -------       -------           -------
        Total from investment operations .......        0.59          1.25              0.09
                                                     -------       -------           -------
Less Distributions:
        Dividends from net investment income ...       (0.43)        (0.39)            (0.16)
        Dividends from net realized gain on
          investments ..........................       (0.77)         --                --
                                                     -------       -------           -------
        Total Distributions ....................       (1.20)        (0.39)            (0.16)
                                                     -------       -------           -------
Net asset value, end of period .................     $ 10.18       $ 10.79           $  9.93
                                                     =======       =======           =======

        Total Return(a) ........................         5.5%         12.6%              0.9%
Ratios to average net assets/supplemental data:
        Net assets, end of period (in thousands)     $13,527       $15,742           $15,574
        Ratio of operating expenses to
          average net assets ...................        2.35%         2.41%             2.49%(b)
        Ratio of net investment income to
          average net assets ...................        2.00%         2.90%             2.80%(b)
        Portfolio turnover rate ................         126%          152%              329%
        Average commission rate (c) ............     $0.0175          --                --

----------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total return for the period of less than one year is not annualized.
(b)   Annualized.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

The Gabelli Global Convertible Securities Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Convertible Securities Fund

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Convertible Securities Fund (one of the Funds constituting Gabelli Global Series Funds, Inc.) as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund of Gabelli Global Series Funds, Inc. as of December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                           /S/ Grant Thornton LLP

New York, New York
February 27, 1997

--------------------------------------------------------------------------------
                   1996 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1996, the Fund paid to shareholders, on December 31, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.88 per share and long-term capital gains totaling $0.32 per share. For the year ended December 31, 1996, 16.30% of the ordinary income dividends qualifies for the dividends received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividends paid by the Fund during 1996 which was derived from U.S. Treasury securities was 1.86%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Convertible Securities Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.
--------------------------------------------------------------------------------

                      The Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Felix J. Christiana
Former Senior
Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing DIrector
BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA
President

Bruce N. Alpert
Vice President and
Treasurer

A. Hartswell Woodson, III
Vice President and
Portfolio Manager

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                      Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------